EXHIBIT 23 - CONSENT OF INDEPENDENT AUDITORS
--------------------------------------------

We  consent to the  incorporation  by  reference  in  Amendment  No. 2 to the
Registration Statement (Form S-3/A No. 333-88446) of PFGI Capital Corporation
and in the  related  prospectus  of our report  dated  April 11,  2003,  with respect to the financial  statements of PFGI Capital Corporation  included in this Annual  Report (Form 10-K) for the period from June 12, 2002 to December
31, 2002.

                                                    /s/ERNST & YOUNG LLP

Cincinnati, Ohio
April 11, 2003